SUPPLEMENTAL AGREEMENT

        SUPPLEMENTAL AGREEMENT dated as of January 1, 1994, by

and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a

corporation of the State of Delaware (hereinafter referred to as the "Corporation"), and FRANK B. LOWE (hereinafter referred to as

"Executive").

                         W I T N E S S E T H

        WHEREAS, the Corporation and Executive are parties to

an Employment Agreement dated as of January 1, 1991 and a

Supplemental Agreement date as of January 28, 1991 (hereinafter referred to collectively as the "Employment Agreement"); and

        WHEREAS, the Corporation and Executive desire to amend

the Employment Agreement;

        NOW, THEREFORE, in consideration of the mutual promises

herein and in the Employment Agreement set forth, the parties hereto, intending to be legally bound, agree as follows:


        1.  Paragraph 3.01 of the Employment Agreement is

            amended, effective January 1, 1994, so as to delete

            "$560,000" and substitute "$660,000" therefor.

        2.  Except as hereinabove amended, the Employment

            Agreement shall continue in full force and effect.

        3.  This Supplemental Agreement shall be governed by the

            laws of the State of New York.

                        THE INTERPUBLIC GROUP OF COMPANIES, INC.

                         BY  _______________________________
                                      C. Kent Kroeber

                            ___________________________________
                                       Frank B. Lowe
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